SCHEDULE 14C INFORMATION

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SUNAMERICA SERIES TRUST

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SUNAMERICA SERIES TRUST

SA Oppenheimer Main Street Large Cap Portfolio

P.O. Box 15570

Amarillo, Texas 79105-5570

SunAmerica Asset Management, LLC

SunAmerica Series Trust

Attn: Annuity Service Center

P.O. Box 15570

Amarillo, Texas 79105-5570

(800) 445-7862

July 23, 2019

Dear Contract Owner:

You are receiving the enclosed information statement (the “Information Statement”) because we wish to notify you of certain changes to the SA Oppenheimer Main Street Large Cap Portfolio (the “Fund”), a series of SunAmerica Series Trust (the “Trust”). On March 27, 2019, the Board of Trustees (the “Trustees”) of the Trust approved a new subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”), the Fund’s investment adviser, and Invesco Advisers, Inc. (“Invesco”) with respect to the Fund (the “New Subadvisory Agreement”). The New Subadvisory Agreement became effective on May 24, 2019, which is the date Invesco Ltd., the ultimate parent entity of Invesco, acquired OppenheimerFunds, Inc. (“Oppenheimer”), the Fund’s prior subadviser (the “Transaction”). The prior subadvisory agreement between SunAmerica and Oppenheimer with respect to the Fund (the “Prior Subadvisory Agreement”) provided, consistent with Section 15(a)(4) of the Investment Company Act of 1940, as amended, for its automatic termination in the event of its assignment and the closing of the Transaction constituted such an assignment.

In connection with the appointment of Invesco, there were no changes to the Fund’s principal investment strategies or principal investment risks. The appointment of Invesco did not result in any change to the advisory fees or expenses payable by the Fund.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the New Subadvisory Agreement and Invesco.

This document is for your information only and you are not required to take any action. Should you have any questions about these changes or if we can be of service to you in any other way, please call our customer service center between the hours of 8:00 a.m. PST and 5:00 p.m. PST at (800) 445-7862. As always, we appreciate your confidence and trust and look forward to serving you in the future.

Sincerely,

/s/ John T. Genoy John T. Genoy
President
SunAmerica Series Trust

SUNAMERICA SERIES TRUST

SA Oppenheimer Main Street Large Cap Portfolio

P.O. Box 15570

Amarillo, Texas 79105-5570

(800) 445-7862

INFORMATION STATEMENT

REGARDING A NEW SUBADVISORY AGREEMENT FOR THE

SA OPPENHEIMER MAIN STREET LARGE CAP PORTFOLIO

You have received this information statement (the “Information Statement”) because you are invested in the SA Oppenheimer Main Street Large Cap Portfolio (the “Fund”), a series of SunAmerica Series Trust (the “Trust”), through a variable annuity or variable life insurance policy. You are receiving this Information Statement in lieu of a proxy statement. This Information Statement describes the new subadvisory agreement (the “New Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”), the Fund’s investment adviser, and Invesco Advisers, Inc. (“Invesco”) with respect to the Fund. Pursuant to the New Subadvisory Agreement, Invesco serves as subadviser to the Fund and is responsible for day-to-day management of the Fund.

Prior to the effective date of the New Subadvisory Agreement, the Fund was subadvised by OppenheimerFunds, Inc. (“Oppenheimer”). The prior subadvisory agreement (the “Prior Subadvisory Agreement”) between SunAmerica and Oppenheimer provided, consistent with Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”), for its automatic termination upon its assignment. On May 24, 2019, Invesco Ltd., the ultimate parent entity of Invesco, acquired Oppenheimer (the “Transaction”). The closing of the Transaction constituted a change in control of Oppenheimer and therefore an assignment of the Prior Subadvisory Agreement. The Trust’s Board of Trustees (the “Board” or the “Trustees”), including all of the Trustees who are not “interested persons” of the Trust, SunAmerica or Oppenheimer, as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved the New Subadvisory Agreement between SunAmerica and Invesco with respect to the Fund at an in-person meeting held March 27, 2019 (the “Meeting”) to be effective upon the closing of the Transaction.

The material terms of the New Subadvisory Agreement are similar to those of the Prior Subadvisory Agreement, except for as set forth below.

We are not asking you for a proxy and you are requested not to send us a proxy. This document is for informational purposes only and you are not required to take any action.

The Trust has received an exemptive order from the Securities and Exchange Commission (“SEC”) that allows SunAmerica, subject to certain conditions, to select new subadvisers, replace existing subadvisers or make changes to existing subadvisory contracts without first calling a shareholder meeting and obtaining shareholder approval (the “Order”). The Order requires that within 60 days of entering into a new subadvisory agreement, the Trust must furnish the Fund’s shareholders with the same information about the new subadviser or subadvisory agreement that would have been included in a proxy statement, except as modified by the Order. This Information Statement is being provided to you to satisfy this requirement. This Information Statement is being posted at www.aig.com/informationstatements on or about July 23, 2019.

The Trust and the Adviser

The Fund is an investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica on January 1, 1999, as amended from time to time, with the approval of the Board, including a majority of the Independent Trustees. The Advisory Agreement was last approved by the Board, including a majority of the Independent Trustees, at an in-person meeting held on October 10, 2018.

SunAmerica is an indirect, wholly-owned subsidiary of American International Group, Inc. (“AIG”) and is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. As investment adviser, SunAmerica selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services and supervises the portfolios’ daily business affairs, subject to oversight by the Trustees. The Advisory Agreement authorizes SunAmerica to retain subadvisers for the portfolios for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the portfolios with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies) or other considerations.

The subadvisers to the Trust’s portfolios, including Invesco, act pursuant to subadvisory agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold, selecting broker-dealers and negotiating commission rates for the portfolios. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers’ fees. The Trust’s portfolios do not pay fees directly to a subadviser.

The New Subadvisory Agreement

The material terms and conditions under the New Subadvisory Agreement are similar to the Prior Subadvisory Agreement, except for: (i) the effective date and term of the agreements; (ii) the deletion of a requirement for SunAmerica to provide the subadviser with advance notice of any change in the Fund’s investment objectives, policies and restrictions as stated in the prospectus or in any policies and procedures; (iii) the elimination of provisions concerning express representations made by the subadviser with respect to compliance with the Fund’s objectives, policies, restrictions and limitations as set forth in the Trust’s current prospectus and statement of additional information and with the Trust’s policies and procedures; (iv) the deletion of an acknowledgement that the subadviser makes no representation or warranty that any level of performance or investment result will be achieved; (v) the addition of a requirement that Invesco will assist in the negotiation of derivatives agreements, with which SunAmerica will be responsible for complying; (vi) the deletion of the requirement for the subadviser to maintain a level of errors or omissions or professional liability insurance coverage during the term of the New Subadvisory Agreement; (vii) the deletion of express terms with respect to the subadviser’s authority to aggregate orders with other clients; (viii) the elimination of a provision relating to SunAmerica’s voting of proxies; (ix) certain changes to the terms upon which the subadviser will indemnify SunAmerica and the Fund; (x) the addition that the New Subadvisory Agreement may not be terminated by Invesco unless another subadvisory agreement has been approved or after six months’ written notice; (xi) the inclusion of additional confidentiality obligations with respect to the parties’ proprietary or confidential information; and (xii) express terms permitting Invesco to delegate its duties and obligations to affiliated or unaffiliated persons.

The New Subadvisory Agreement provides, among other things, that (i) Invesco shall manage the assets of the Fund, (ii) SunAmerica shall compensate Invesco for its services, (iii) Invesco is authorized to select the brokers or dealers to effect portfolio transactions for the Fund, and (iv) Invesco shall comply with the Fund’s objectives, investment policies and restrictions and with applicable laws and regulations.

Under the New Subadvisory Agreement, Invesco is compensated by SunAmerica (and not the Fund) at the annual rate of 0.40% on the first $50 million, 0.35% on the next $200 million and 0.30% thereafter of the average daily net assets of the Fund that Invesco manages.

The New Subadvisory Agreement also provides for automatic termination unless, at least annually subsequent to its initial term, its continuance is approved by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Fund, and (ii) the Independent Trustees. The New Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, SunAmerica, or the holders of a majority of the outstanding shares of the Fund, on not less than 30 nor more than 60 days’ prior written notice to Invesco. The New Subadvisory Agreement is attached as Exhibit A.

For the most recent fiscal year ended January 31, 2019, SunAmerica received gross advisory fees from the Fund in the amount of $3,167,874 or 0.73% of the Fund’s average daily net assets. During the same period, SunAmerica paid subadvisory fees to Oppenheimer for its management of the Fund in the aggregate amount of $1,443,374 or 0.33% of average daily net assets, and retained $1,724,500 of its advisory fee. The subadvisory fees payable to Invesco are identical to the subadvisory fees payable to Oppenheimer. If Invesco had served as subadviser to the Fund for such period under the New Subadvisory Agreement, SunAmerica would have paid the same amount of subadvisory fees to Invesco.

Information about the Subadviser

Invesco Advisers, Inc. Invesco is a Delaware corporation with principal offices at 1555 Peachtree Street, N.E., Suite 1800, Atlanta, GA 30309. Invesco has served as an investment adviser since 1986 and currently serves as investment adviser, or subadviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Invesco is a wholly-owned subsidiary of Invesco, Ltd., a publicly traded company with principal offices at 1555 Peachtree Street, N.E., Suite 1800, Atlanta, GA 30309. As of May 31, 2019, Invesco managed approximately $657 billion in assets. The following chart lists Invesco’s principal executive officers and directors and their principal occupations. The business address of each officer and director as it relates to that person’s position with Invesco is 1555 Peachtree Street, N.E., Suite 1800, Atlanta, GA 30309.

Name and Address	Principal Occupation
Gregory Gerard McGreevey	Director, President and Chief Executive Officer
Annette Janecka Lege	Chief Accounting Officer, Chief Financial Officer and Treasurer
Robert Raymond Leveille	Chief Compliance Officer
Jeffery Howard Kupor	Senior Vice President and Secretary
Andrew Ryan Schlossberg	Director, Senior Vice President
Kevin Michael Carome	Director
Loren Michael Starr	Director
Colin Meadows	Director

No Trustee of the Trust has, or has had, any material interest in, or a material interest in a material transaction with Invesco or its affiliates since the beginning of the Fund’s most recent fiscal year. No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Invesco.

Invesco is the investment adviser for other mutual funds, and/or institutional accounts, that have an investment objective similar to that of the Fund. The name of each such fund or account, together with information concerning the fund’s assets, and the advisory fee rate paid (as a percentage of average net assets) to Invesco for its management services, are set forth below.

Fund Name	Assets as of June 30, 2019 (millions)	Fee Rate (% of average daily net assets)
Invesco Charter Fund	$3,112,992,301	62bps	%
Invesco VI Core Equity Fund	$868,646,942	61bps	%

Factors Considered by the Board of Trustees

At the Meeting, the Board, including the Independent Trustees, approved the New Subadvisory Agreement between SunAmerica and Invesco with respect to the Fund. The New Subadvisory Agreement with Invesco, the new subadviser to the Fund, was considered in anticipation of the Transaction. In connection with the approval of the New Subadvisory Agreement, the Board received materials related to certain factors used in its consideration of whether to approve the New Subadvisory Agreement. Those factors included:

(1)	the requirements of the Fund in the areas of investment supervisory and administrative services;

(2)	the nature, extent and quality of the investment advisory and administrative services expected to be provided by Invesco;

(3)	the size and structure of the subadvisory fee and any other material payments to Invesco;

(4)	the organizational capability and financial condition of Invesco and its affiliates, including with respect to the organizational and financial impacts of the Transaction;

(5)	the possibility that services of the type required by the Trust might be better obtained from other organizations; and

(6)	the fees to be paid by the Adviser to Invesco for managing the Fund.

In addition, the Board considered (a) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; (b) the profitability of Invesco and the amounts retained by SunAmerica; and (c) information regarding Invesco’s compliance and regulatory history. The Board also took into account extensive information from Invesco regarding its services provided to the Trust, which materials the Board reviewed at its October 10, 2018 meeting (the “October Meeting”) in connection with its consideration of the renewal of the subadvisory agreements with respect to the various series of the Trust.

The Independent Trustees were separately represented by counsel that is independent of SunAmerica and Invesco in connection with their consideration of approval of the New Subadvisory Agreement. The matters discussed below were also considered separately by the Independent Trustees in executive sessions during which such independent counsel provided guidance to the Independent Trustees.

The Board received information regarding the Trust’s subadvisory fees compared to subadvisory fee rates of a group of funds with similar investment strategies and/or objectives, as applicable (the “Subadvised Expense Group/Universe”), as selected and prepared by an independent third-party provider of investment company data. The Board also received performance data and expense information prepared by management. In addition, the Board considered expenses and performance of Invesco with respect to accounts and mutual funds that have comparable investment objectives and strategies to the Fund.

Nature, Extent and Quality of Services Provided by Invesco.

The Board, including the Independent Trustees, considered the nature, quality and extent of services expected to be provided by Invesco. In making its evaluation, the Board considered that SunAmerica acts as adviser for the Fund, manages the daily business affairs of the Trust, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies and provides oversight with respect to the daily management of the Fund’s assets, subject to the Trustees’ oversight and control. It was also noted that SunAmerica’s advisory fees compensate SunAmerica for services such as monitoring portfolio performance, selecting and replacing subadvisers, determining asset allocations among each series of the Trust and ensuring that a subadviser’s style adheres to the prospectus and statement of additional information as well as other administrative, compliance and legal services or requirements.

With respect to Invesco, the Board noted that the services currently provided by Oppenheimer for the Fund will not change under the New Subadvisory Agreement. The Board further noted that Invesco would be responsible for providing investment management services on a day-to-day basis. In such role, Invesco will (i) determine the securities to be purchased or sold and execute such documents on behalf of the Fund as may be necessary in connection with its management thereof; (ii) provide SunAmerica with records concerning its activities; and (iii) render regular reports to SunAmerica and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Board reviewed Invesco’s history, structure and size, and investment experience. The Board was informed that in management’s judgment, Invesco has the size, viability and resources to attract and retain highly qualified investment professionals. The Board reviewed the qualifications, background and responsibilities of the staff of Invesco that would be responsible for providing investment management services to the Fund as well as current and projected staffing levels. The Board considered that the personnel of Invesco that would be responsible for advising the Fund, including the key personnel that will be involved in the investment management, administration, compliance and risk management activities with respect to the Fund, will not change as a result of the Transaction. The Board also considered that the investment strategies and techniques utilized by those personnel will not change as a result of the Transaction. The Board noted that the continuity of the Fund’s day-to-day investment management and operations is therefore expected to remain intact.

The Board also reviewed and considered Invesco’s compliance and regulatory history, including information about whether it has been involved in any litigation, regulatory actions or investigations that could impair its ability to continue to serve as subadviser to the Fund. The Board considered Invesco’s risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on Invesco’s ability to provide services to the Trust.

The Board concluded that it was satisfied with the nature, quality and extent of the services expected to be provided by Invesco and that there was a reasonable basis on which to conclude that Invesco would provide high quality services to the Trust.

Fund Fees and Expenses; Investment Performance

The Board, including the Independent Trustees, received and reviewed information regarding the Fund’s subadvisory fees (actual and contractual) compared against such fees of its Subadvised Expense Group/Universe. It was noted that with respect to subadvisory fees, SunAmerica negotiates such fees at arm’s length. The Board also considered that the subadvisory fees are paid by SunAmerica out of its advisory fee and not by the Fund, and that subadvisory fees may vary widely within a Subadvised Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SunAmerica and the amount of the management fees which it retained, noting that there will be no change in the management fee paid by the Fund to SunAmerica. The Board also noted that the subadvisory fee rates to be paid by SunAmerica to Invesco under the New Subadvisory Agreement are the same as those under the Prior Subadvisory Agreement. The Board determined that these amounts were reasonable in light of the services performed by SunAmerica and Invesco, respectively.

The Board noted that in considering the reasonableness of the subadvisory fee, it had considered extensive expense and performance information during its consideration of the renewal of the Prior Subadvisory Agreement at the October Meeting. The Board noted that it had received a report prepared independently by Broadridge Financial Solutions, Inc. (“Broadridge”), as well as information provided by management. The Board also noted that it had considered advisory fees received by Invesco with respect to other mutual funds and accounts with similar investment strategies to the Fund as well as performance data from management and Invesco with respect to the Fund and any other mutual funds or other accounts advised or subadvised by Invesco with similar investment objectives and/or strategies, as applicable.

On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to the Fund’s overall performance, performance relative to the Fund’s benchmark and Morningstar and Broadridge peer groups, and a subadviser’s performance within a portfolio. The Board also considered that management makes particular note of any portfolio that may require closer monitoring or potential corrective action by the Board. The Trustees noted that the expense and performance information as a whole was useful in assessing whether Invesco will provide services at a cost that is competitive with other similar funds.

Profitability, Economies of Scale and Other Benefits Derived.

The Board noted that the subadvisory fees paid pursuant to the New Subadvisory Agreement are paid by SunAmerica out of its advisory fees. The Trustees also relied on the ability of SunAmerica to negotiate the New Subadvisory Agreement and the fees thereunder at arm’s length. The Board determined that the profitability to Invesco in connection with its relationship with the Fund is therefore not a material factor in its consideration of the New Subadvisory Agreement.

The Board noted that it had previously received and considered information regarding economies of scale expected to be achieved by the Trust in connection with the consideration of the renewal of the Prior Subadvisory Agreement. The Board considered that the New Subadvisory Agreement also contains breakpoints in the fee schedule; however, since SunAmerica, and not the Trust, is responsible for the payment of the fees pursuant to the New Subadvisory Agreement, the Trust does not directly benefit from any reduction in subadvisory fee rates. The Board also considered other potential indirect benefits to Invesco as a result of its relationship with the Fund, which could include research benefits obtained by trading the Fund’s assets, economies of scale, reputational benefits, and the potential for future mandates. For similar reasons as stated above with respect to Invesco’s profitability, the Board concluded that the potential for economies of scale and other indirect benefits to Invesco in its management of the Fund are not a material factor in its consideration at this time.

Terms of New Subadvisory Agreement.

The Board, including the Independent Trustees, reviewed the terms and conditions of the New Subadvisory Agreement, including the duties and responsibilities undertaken by SunAmerica and Invesco as discussed above. The Board also considered the material terms of the New Subadvisory Agreement as compared to the terms of the Prior Subadvisory Agreement. The Board was informed that in management’s judgment, the terms of the New Subadvisory Agreement are fair and reasonable and noted again that management negotiated those terms at arm’s length.

Conclusions. In reaching its decision to recommend the approval of the New Subadvisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Trustee attributed different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that Invesco possesses the capability and resources to perform the duties required of it under the New Subadvisory Agreement.

Further, based upon its review of the New Subadvisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the New Subadvisory Agreement are reasonable, fair and in the best interest of the Fund and its shareholders, and (2) the subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Ownership of Shares

As of June 30, 2019, all shares of the Fund were owned directly by the separate accounts of American General Life Insurance Company (“American General”) or affiliated mutual funds. The following shareholders directly owned 5% or more of the Fund’s outstanding shares as of such date:

Class	Owner	Shares	Percentage
Class 1	American General	1,480,281.41	10.68%
	SunAmerica Dynamic Strategy Portfolio	10,892,052.991	78.58%

Class 2	American General	153,594.462	100.00%

Class 3	American General	3,977,117.825	94.82%

American General is a stock life insurance company organized under the laws of the state of Texas and its address is 2727-A Allen Parkway, Houston, Texas 77019. SunAmerica Dynamic Strategy Portfolio is a series of the Trust and its address is 1999 Avenue of the Stars, 27th Floor, Los Angeles, CA 90067.

Shareholders that own of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a controlling person. As of June 30, 2019, to the knowledge of the Trust, no other person beneficially or of record owned 5% or more of any class of the Fund’s outstanding shares.

The Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the shares of the Fund as of June 30, 2019.

Brokerage Commissions

The table below sets forth for the Fund’s fiscal year ended January 31, 2019, the aggregate brokerage commissions paid to affiliated broker-dealers and the amount paid to such affiliated broker-dealers as a percentage of the Fund’s aggregate brokerage commissions.

Affiliated Broker-Dealer	Brokerage Commissions Paid to Affiliated Broker- Dealers	Amount Paid to Affiliated Broker- Dealers as a Percentage of the Fund’s Aggregate Brokerage Commissions
[1] OppenheimerFunds Distributor, Inc.	$3,681	1.77%

1      OppenheimerFunds Distributor, Inc. is an affiliated broker-dealer of the Fund because it is an affiliate of the Fund’s former subadviser.

Other Service Providers

For the fiscal year ended January 31, 2019, the Fund paid an aggregate amount of $252,503 in shareholder services fees to American General, The United States Life Insurance Company in the City of New York (“U.S. Life”) and The Variable Annuity Life Insurance Company (“VALIC”), each of which are affiliates of SunAmerica. In addition, the Fund paid $2,756 to VALIC Retirement Services Company (“VRSCO”) for transfer agency services during the period. VRSCO is also an affiliate of SunAmerica and is located at 2929 Allen Parkway, Houston, Texas 77019. AIG Capital Services, Inc. (“ACS”) distributes the Fund’s shares and incurs the expenses of distributing the Fund’s shares under a Distribution Agreement. ACS is located at Harborside 5, 185 Hudson Street, Suite 3300 Jersey City, New Jersey 07311. SunAmerica, American General, U.S. Life, VALIC, VRSCO and ACS are each indirect, wholly-owned subsidiaries of American International Group, Inc.

Shareholder Reports

Copies of the most recent annual and semi-annual reports of the Fund are available without charge and may be obtained by writing to the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center or by calling (800) 445-7862.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Kathleen D. Fuentes, Esq., Secretary of SunAmerica Series Trust, Harborside 5, 185 Hudson Street, Suite 3300 Jersey City, New Jersey 07311.

By Order of the Board of Trustees,

/s/ John T. Genoy
John T. Genoy President SunAmerica Series Trust

Dated: July 23, 2019

Exhibit A

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT is dated as of May 1, 2013 by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and INVESCO ADVISERS, INC., a Delaware corporation (the “Subadviser” and, together with the Adviser, the “Parties”).

WITNESSETH:

WHEREAS, the Adviser and Sun America Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of beneficial interest in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed in Schedule A hereto (the “Portfolio(s)”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement. Pursuant to this Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio listed. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust’s current prospectus and statement of additional information, and applicable laws and regulations.

The Subadviser represents and warrants to the Adviser that it will perform its responsibilities under this Agreement in compliance with all applicable federal and state laws;. Without limiting the foregoing, the Subadviser represents and warrants that its management of the Portfolios’ assets is designed to achieve the Portfolios’ (1) qualification, election and maintenance of such election by each Portfolio to be treated as a “regulated investment company” under subchapter M, chapter 1 of the Code, and (2) compliance with (a) the provisions of the Act and rules adopted thereunder; (b) the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code; (c) applicable state insurance laws; and (d) applicable federal and state securities, commodities and banking laws. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Subadviser shall provide the Adviser information, as requested, for purposes of compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code.

Upon request, the Subadviser shall assist in the negotiation of all futures agreements, options agreements, ISDA Master Agreements, Credit Support Annexes, and other contracts and agreements related to derivatives transactions and holdings in the Portfolios (each, a “Derivatives Agreement”). The Adviser acknowledges that it shall execute each such Derivatives Agreement and will have responsibility for complying with the terms and obligations of each such Derivatives Agreement. In instances in which the Adviser becomes party to a Derivatives Agreement executed by the Subadviser by signing a joinder agreement, the Adviser will be responsible for complying with the terms of such joinder agreement. The Adviser further acknowledges that it shall have sole responsibility for establishing, maintaining and monitoring any registrations and/or exemptions from registration with the Commodity Futures Trading Commission with respect to the Trust or the Adviser.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolios or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investments companies that are under common control with the Trust, concerning transactions of the Portfolios in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.

The Adviser acknowledges that the Subadviser is not the tax advisor, compliance, pricing or fund accounting agent for the Portfolios. Further, the Adviser acknowledges that Subadviser shall have no responsibility to vote proxies with respect to companies whose securities are held in the Portfolios. Subadviser shall not be responsible for pursuing rights, including class action settlements, relating to the purchase, sale, or holding of securities by the Portfolios; provided, however, that Subadviser shall provide notice to Adviser of any such potential claim of which it becomes aware and reasonably cooperate with Adviser in any possible proceeding.

2. Portfolio Transactions. The Subadviser is authorized to select the brokers or dealers, which the Adviser acknowledges may be affiliated with the Subadviser, that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. In selecting such broker or dealers, the Subadviser shall consider all relevant factors, including price (including the applicable brokerage commission or dealer spread), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker or dealer involved, the quality of the service, the difficulty of execution, the execution capabilities and operations facilities of the firm involved, and the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, nor shall the Subadviser be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Portfolio to pay a commission to an affiliate of the Subadviser, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer, including an affiliate of the Subadviser, viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

3. Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the

Adviser agrees to pay the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days’ net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser’s fee, the average daily net asset value of a Portfolio shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4. Reports. The Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

5. Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

6. Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

7. Reference to the Subadviser. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

8. Liability of the Subadviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser), the Subadviser shall not be subject to liability to the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of the Adviser Indemnitees in connection with the matters to which this Agreement relates, (i) except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the Subadviser’s receipt of compensation for services and (ii) provided that nothing in this Agreement shall operate to exculpate, waive or limit the liability of the Subadviser or its Affiliates for, and the Subadviser shall indemnify and hold harmless the Adviser Indemnitees against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Act, the Advisers Act, or common law arising out of any untrue statement of a material fact relating to the Subadviser’s performance under this Agreement contained in a Portfolio’s Prospectus and/or SAI, proxy materials, reports, advertisements, or sales literature or the omission to state therein such a material fact known to the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was reasonably made in reliance upon information furnished to the

Adviser or the Trust by any Subadviser Indemnitee (as defined below) for use therein, which the Subadviser knew to be materially inaccurate. Except as otherwise set forth above, the Adviser agrees to indemnify and hold harmless the Subadviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Subadviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) arising from the Subadviser’s providing services under this Agreement or the sale of securities of the Trust.

The Subadviser agrees to indemnify and hold harmless the Adviser Indemnitees against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which any of the Adviser Indemnitees may become subject under the 1933 Act, under other statutes, at common law or otherwise, which are caused by Subadviser’s disabling conduct; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Subadviser Indemnitees against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Subadviser Indemnitees may become subject under the 1933 Act, the Act, the Advisers Act, or at common law arising out of or based on (i) willful misfeasance, bad faith, or gross negligence of the Adviser or its reckless disregard in the performance of its obligations and duties under this Agreement, or (ii) any untrue statement of a material fact contained in the Prospectus and/or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to a Portfolio or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Subadviser Indemnitees.

9. Representations. By execution of the Agreement, the Adviser acknowledges receipt of the Subadviser’s Part 2A of its registration statement on Form ADV prior to signing the Agreement. The Adviser and Subadviser mutually represent to the other that they are either (a) Members of the National Futures Association (“NFA”) and will continue to be Members of the NFA for the term of this Agreement, and have and will maintain all necessary registrations to satisfy their obligations thereunder, or (b) are exempt from NFA membership.

10. Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until the earlier of (a) two years from the date this Agreement is approved by the Trustees, or (b) the first meeting of the shareholders of the Portfolio of the Trust after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Act), of the Portfolio with respect to such Portfolio, voting separately from any other series of the Trust, this Agreement shall continue in full force and effect with respect to such Portfolio from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust, provided, however, that if the shareholders fail to approve the Agreement as provided herein, the Subadviser may continue to serve hereunder in the manner and to the extent permitted by the Act and rules thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

With respect to each Portfolio, this Agreement may be terminated at any time, without payment of penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months’ written notice, whichever is earlier. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12. Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

13. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

14. Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property” only shall be liable.

15. Separate Series. Pursuant to the provisions of the Declaration, each portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular portfolio shall be enforceable only against the assets of that portfolio and not against the assets of any other portfolio or of the Trust as a whole.

16. Confidentiality. Neither the Subadviser nor the Adviser or their respective affiliates will disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios. The Subadviser and the Adviser and their respective affiliates will keep confidential any non-public information obtained directly as a result of this service relationship. The Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

The Adviser and the Trust each understand, acknowledge, and agree that the Portfolio is managed by the Subadviser using investment models which are used by the Subadviser and its affiliates to manage other accounts (specifically including, but not limited to, other registered investment companies), that such other accounts may have portfolio holdings that are substantially similar or identical to those of the Portfolio, and that the use of portfolio holdings information related to such other accounts is not subject to the restrictions of this Agreement or the Portfolio’s policies and procedures related to the disclosure of portfolio holdings.

The Subadviser and the Adviser acknowledge and agree that during the term of this Agreement the Parties may have access to information that is proprietary or confidential to the Parties or their respective affiliates (“Confidential Information”). The Parties agree that their respective officers, employees and agents shall treat all such Confidential Information as confidential and proprietary and will not disclose Confidential Information for any purpose other than in connection with carrying out of their responsibilities under this Agreement or as necessary to effectuate the business of the Trust or its Portfolios. The Parties will keep confidential any Confidential Information obtained directly as a result of this service relationship, and shall disclose such Confidential Information only if: (i) the other Party has authorized such disclosure by prior written consent, (ii) such information is or hereafter otherwise is known by the disclosing Party or has been disclosed, directly or indirectly, by the other Party or becomes ascertainable from public or published information or trade sources, (iii) if such disclosure is expressly required or requested by applicable federal or state regulatory or judicial authorities, or (iv) to the extent such disclosure is reasonably required by auditors or attorneys of the Parties in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement.

17. Delegation. In rendering the services required under this Agreement, the Subadviser may, consistent with applicable law and regulations, from time to time employ, delegate or associate with itself such affiliated or unaffiliated person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement, provided, however, that any such delegation shall not involve any such person serving as an “investment adviser” to the Portfolio within the meaning of the Act. The Subadviser shall remain liable to the Adviser for the performance of the Subadviser’s obligations hereunder and for the acts and omissions of such other person, and the Adviser shall not be responsible for any fees that such person may charge to the Subadviser for such services.

18. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:	Invesco Advisers, Inc.
c/o Invesco Aim Management Group, Inc.
11 Greenway Plaza, Suite 100
Houston, Texas 77046
Attention: General Counsel

Adviser:	SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311
Attention: Gregory N. Bressler
Senior Vice President and General Counsel

with a copy to:	SunAmerica Retirement Markets
1 SunAmerica Center
Century City
Los Angeles, California 90067-6022
Attention: Mallary Reznik
Senior Vice President and General Counsel

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT CORP.

By /s/ Peter A. Harbeck
Name: Peter A. Harbeck
Title: President & Chief Executive Officer

INVESCO ADVISERS, INC

By: /s/ Andrew Schlossberg
Name: Andrew Schlossberg
Title: Senior Vice President

Schedule A

Portfolio	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
VCP Value Portfolio	0.425% on first $250 million
0.400% on next $250 million
0.375% on next $500 million
0.300% thereafter

AMENDMENT NO. 1 TO THE SUBADVISORY AGREEMENT

This AMENDMENT NO. 1 TO THE SUBADVISORY AGREEMENT (“Amendment”) is dated as of May 24, 2019, by and between SUNAMERICA ASSET MANAGEMENT, LLC (formerly, SunAmerica Asset Management Corp.), a Delaware limited liability company (the “Adviser”), and INVESCO ADVISERS, INC., a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time, pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company; and

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated May 1, 2013, as amended from time to time (the “Subadvisory Agreement”), pursuant to which the Subadviser furnishes investment advisory services to the investment portfolio or portfolios of the Trust (the “Portfolio(s)”) as listed on Schedule A of the Subadvisory Agreement; and

WHEREAS, the Board of Trustees of the Trust has approved this Amendment to the Subadvisory Agreement and it is not required to be approved by the shareholders of the Portfolio(s).

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Schedule A to the Subadvisory Agreement is hereby amended and restated as attached hereto to reflect the addition of the SA Oppenheimer Main Street Large Cap Portfolio.

2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.

Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Subadvisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By:	/s/ Peter A. Harbeck
Name:	Peter A. Harbeck
Title:	President and Chief Executive Officer

INVESCO ADVISERS, INC.

By:	/s/ Clint Harris
Name: Clint Harris
Title: Vice President

SCHEDULE A

Effective May 24, 2019

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)

SA Invesco VCP Equity Income Portfolio	0.425% on first $250 million
0.400% on next $250 million
0.375% on next $500 million
0.300% thereafter

SA Oppenheimer Main Street Large Cap Portfolio	0.400% on first $50 million
0.350% on next $200 million
0.300% over $250 million

SUNAMERICA SERIES TRUST

P.O. Box 15570

Amarillo, Texas 79105-5570

SA Oppenheimer Main Street Large Cap Portfolio

(the “Fund”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

www.aig.com/informationstatements

This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of a new subadvisory agreement is now available at the website referenced above. The Fund is a series of SunAmerica Series Trust (the “Trust”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access American International Group, Inc.’s (“AIG”) website to review a complete copy of the Information Statement, which contains important information about the new subadvisory agreement.

As discussed in the Information Statement, on March 27, 2019, the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved a Subadvisory Agreement (the “New Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SunAmerica”) and Invesco Advisers, Inc. (“Invesco”) with respect to the Fund. The prior Subadvisory Agreement (the “Prior Subadvisory Agreement”) between SunAmerica and OppenheimerFunds, Inc. (“Oppenheimer”) automatically terminated under the 1940 Act in connection with the acquisition of Oppenheimer by Invesco Ltd., the ultimate parent entity of Invesco. On May 24, 2019, the New Subadvisory Agreement between SunAmerica and Invesco became effective and the Prior Subadvisory Agreement terminated. There is no change in the advisory fees paid by the Fund under the New Subadvisory Agreement.

The Trust has received an exemptive order from the Securities and Exchange Commission which allows SunAmerica, subject to certain conditions, to enter into and materially amend subadvisory agreements without obtaining shareholder approval. As required by this exemptive order, a fund is required to provide information to shareholders about a new subadviser or change in an existing subadvisory agreement within 60 days of the hiring of any new subadviser or change in any existing subadvisory agreement. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about July 23, 2019, to all participants in a contract who were invested in the Fund as of the close of business on May 24, 2019. A copy of the Information Statement will remain on AIG’s website until at least July 23, 2020, and contract owners can request a complete copy of the Information Statement until such time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center or by calling (800) 445-7862. You may also have an electronic copy of the Information Statement sent to you without charge by sending an email request to the Trust at webmaster@sunamerica.com. You can request a complete copy of the Information Statement until July 23, 2020. To ensure prompt delivery, you should make your request no later than such date. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.